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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  July 19, 2005
         ---------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                                  Salton, Inc.
   --------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                         0-19557                36-3777824
----------------------------            ------------         -------------------
(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                  File Number)         Identification No.)


                1955 W. Field Court, Lake Forest, Illinois 60045
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (847) 803-4600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On July 19, 2005, Salton, Inc. (the "Company") received a Waiver Under Second Amendment to Amended and Restated Credit Agreement (the "Waiver") dated as of July 14, 2005 by and among the financial institutions identified on the signature pages thereto (the "Lenders"), Wells Fargo Foothill, Inc., as administrative agent and collateral agent for the Lenders, Silver Point Finance, LLC, as the co-agent, syndication agent, documentation agent, assigner and book runner, the Company, each of the Company's Subsidiaries identified on the signature pages thereof as Borrowers and each of the Company's Subsidiaries identified on the signature pages thereof as Guarantors.

         The Waiver, among things, waives the failure of the Company to comply with certain delivery requirements under the Second Amendment to the Amended and Restated Credit Agreement; provided that such waivers will terminate and no longer be effective on July 28, 2005 unless the Company shall have complied with the Second Amendment on or prior to such date.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  99.1 Waiver Under Second Amendment to Amended and Restated Credit Agreement dated as of July 14, 2005 by and among the Lenders, Wells Fargo Foothill, Inc., as administrative agent and collateral agent for the lenders, Silver Point Finance, LLC, as co-agent, syndication agents documentation agent, assigner and book runner, the Company, each of the Company's Subsidiaries identified on the signature pages thereof as Borrowers and each of the Company's Subsidiaries identified on the signature pages thereof as Guarantors.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 20, 2005

                                           SALTON, INC.


                                           /s/ WILLIAM B. RUE
                                           -------------------------------------
                                           William B. Rue
                                           President and Chief Operating Officer
                                           and Director



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                                  EXHIBIT INDEX





     EXHIBIT
       NO.                               DESCRIPTION
     -------                             -----------

       99.1 Waiver Under Second Amendment to Amended and Restated Credit Agreement dated as of July 14, 2005 by and among the Lenders, Wells Fargo Foothill, Inc., as administrative agent and collateral agent for the lenders, Silver Point Finance, LLC, as co-agent, syndication agents documentation agent, assigner and book runner, the Company, each of the Company's Subsidiaries identified on the signature pages thereof as Borrowers and each of the Company's Subsidiaries identified on the signature pages thereof as Guarantors.